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Exhibit 10.13

MASTER SECURITY AGREEMENT
dated as of April 15, 2003 ("Agreement")

        THIS AGREEMENT is between General Electric Capital Corporation (together with its successors and assigns, if any, "Secured Party") and Immunicon Corporation ("Debtor"). Secured Party has an office at 401 Merritt 7 Suite 23, Norwalk, CT 06851-1177. Debtor is a corporation organized and existing under the laws of the state of Delaware ("the State"). Debtor's mailing address and chief place of business is 3401 Masons Mill Road, Suite 100, Huntingdon Valley, PA 19006.

1.     CREATION OF SECURITY INTEREST.

        Debtor grants to Secured Party, its successors and assigns, a security interest in and against all property listed on any collateral schedule now or in the future annexed to or made a part of this Agreement ("Collateral Schedule"), and in and against all additions, attachments, accessories and accessions to such property, all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof (all such property is individually and collectively called the "Collateral"). This security interest is given to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever of Debtor to Secured Party, now existing or arising in the future, including but not limited to the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively "Notes" and each a "Note"), and any renewals, extensions and modifications of such debts, obligations and liabilities (such Notes, debts, obligations and liabilities are called the "Indebtedness").

2.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

        Debtor represents, warrants and covenants as of the date of this Agreement and as of the date of each Collateral Schedule that:

        (a)   Debtor's exact legal name is as set forth in the preamble of this Agreement and Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the preamble of this Agreement, has its chief executive offices at the location specified in the preamble, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

        (b)   Debtor has adequate power and capacity to enter into, and to perform its obligations under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing are called the "Debt Documents");

        (c)   This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

        (d)   No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by Debtor of any of the Debt Documents, except any already obtained;

        (e)   The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of or constitute a default under any contract to which Debtor is a party, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of Secured Party and for liens filed in favor of Silicon Valley Bank as to which Secured Party and Silicon Valley Bank have entered into an intercreditor agreement) pursuant to any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

        (f)    There are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents, nor does Debtor have reason to believe that any such suits or proceedings are threatened;

        (g)   All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in Debtors financial condition;

        (h)   The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

        (i)    The Collateral is, and will remain, in good condition and repair and Debtor will not be negligent in its care and use, normal wear and tear excepted;

        (j)    Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement;

        (k)   The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, (iii) inchoate materialmen's, mechanic's, repairmen's and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent, and (iv) liens filed in favor of Silicon Valley Bank as to which Secured Party and Silicon Valley Bank have entered into an intercreditor agreement(all of such liens are called "Permitted Liens"); and

        (l)    Debtor is and will remain in full compliance with all laws and regulations applicable to it including, without limitation, (i) ensuring that no person who owns a controlling interest in or otherwise controls Debtor is or shall be (Y) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control ("OFAC"), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (Z) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (ii) compliance with all applicable Bank Secrecy Act ("BSA") laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations.

3.     COLLATERAL.

        (a)   Until the declaration of any default, Debtor shall remain in possession of the Collateral; except that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral in which Secured Party's security interest may be perfected only by possession. Secured Party may inspect any of the Collateral during normal business hours after giving Debtor reasonable prior notice. If Secured Party asks, Debtor will promptly notify Secured Party in writing of the location of any Collateral.

        (b)   Debtor shall (i) use the Collateral only in its trade or business, (ii) maintain all of the Collateral in good operating order and repair, normal wear and tear excepted, (iii) use and maintain the Collateral only in compliance with manufacturers recommendations and all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

        (c)   Secured Party does not authorize and Debtor agrees it shall not (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, license, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

        (d)   Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms of this Agreement or any of the other Debt Documents, Debtor agrees to reimburse Secured Party, on demand, all costs and expenses incurred by Secured Party in connection with such payment or performance and agrees that such reimbursement obligation shall constitute Indebtedness.

        (e)   Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party shall have the right to inspect and make copies of all of Debtor's books and records relating to the Collateral during normal business hours, after giving Debtor reasonable prior notice.

        (f)    Debtor agrees and acknowledges that any third person who may at any time possess all or any portion of the Collateral shall be deemed to hold, and shall hold, the Collateral as the agent of, and as pledge holder for, Secured Party. Secured Party may at any time give notice to any third person described in the preceding sentence that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

4.     INSURANCE.

        (a)   Debtor shall at all times bear the entire risk of any loss, theft, damage to, or destruction of, any of the Collateral from any cause whatsoever.

        (b)   Debtor agrees to keep the Collateral insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and if requested by Secured Party, against such other risks as Secured Party may reasonably require. The insurance coverage shall be in an amount no less than the full replacement value of the Collateral, and deductible amounts, insurers and policies shall be acceptable to Secured Party. Debtor shall deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as a loss payee, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide that coverage may not be canceled or altered by the insurer except upon thirty (30) days prior written notice to Secured Party. Debtor appoints Secured Party as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Secured Party shall not act as Debtor's attorney-in-fact unless Debtor is in default. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness.

5.     REPORTS.

        (a)   Debtor shall promptly notify Secured Party of (i) any change in the name of Debtor, (ii) any change in the state of its incorporation or registration, (iii) any relocation of its chief executive offices, (iv) any relocation of any of the Collateral, (v) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (vi) any lien, claim or encumbrance other than Permitted Liens attaching to or being made against any of the Collateral.

        (b)   Debtor will deliver to Secured Party Debtor's complete financial statements, certified by a recognized firm of certified public accountants, within ninety (90) days of the close of each fiscal year of Debtor. If Secured Party requests, Debtor will deliver to Secured Party copies of Debtor's quarterly financial reports certified by Debtor's chief financial officer, within ninety (90) days after the close of each of Debtor's fiscal quarter. Debtor will deliver to Secured Party copies of all Forms 10-K and 10-Q, if any, within 30 days after the dates on which they are filed with the Securities and Exchange Commission.

6.     FURTHER ASSURANCES.

        (a)   Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation; Uniform Commercial Code financing statements) and shall do such other acts and things as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord waivers, lessor waivers, mortgagee waivers, or control agreements, and similar documents as may be from time to time requested by, and in form and substance satisfactory to, Secured Party.

        (b)   Debtor authorizes Secured Party to file a financing statement and amendments thereto describing the Collateral and containing any other information required by the applicable Uniform Commercial Code. Debtor irrevocably grants to Secured Party the power to sign Debtor's name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral; this power is coupled with Secured Party's interest in the Collateral. Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain and promptly deliver to Secured Party such certificate showing the lien of this Agreement with respect to the Collateral. Debtor ratifies its prior authorization for Secured Party to file financing statements and amendments thereto describing the Collateral and containing any other information required by the Uniform Commercial Code if filed prior to the date hereof.

        (c)   Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against all claims, actions and suits (including, without limitation, related attorneys' fees) of any kind whatsoever arising, directly or indirectly, in connection with any of the Collateral.

7.     DEFAULT AND REMEDIES.

        (a)   Debtor shall be in default under this Agreement and each of the other Debt Documents if:

            (i)  Debtor breaches its obligation to pay when due any installment or other amount due or coming due under any of the Debt Documents;

           (ii)  Debtor, without the prior written consent of Secured Party, attempts to or does sell, rent, lease, license, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

          (iii)  Debtor breaches any of its insurance obligations under Section 4 and fails to cure that breach within ten (10) days after written notice from Secured Party;

          (iv)  Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure that breach within thirty (30) days after written notice from Secured Party;

           (v)  Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect when made;

          (vi)  Any of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any of the Collateral, which in the good faith judgment of Secured Party subjects any of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained to negate such risk;

         (vii)  Debtor breaches or is in default under any other agreement between Debtor and Secured Party;

        (viii)  Debtor or any guarantor or other obligor for any of the Indebtedness (collectively "Guarantor") dissolves, terminates its existence, becomes insolvent or ceases to do business as a going concern;

          (ix)  A receiver is appointed for all or of any part of the property of Debtor or any Guarantor, or Debtor or any Guarantor makes any assignment for the benefit of creditors;

           (x)  Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within sixty (60) days; or

         (xii)  Debtor's improper filing of an amendment or termination statement relating to a filed financing statement describing the Collateral.

        (b)   If Debtor is in default, the Secured Party, at its option, may declare any or all of the Indebtedness to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The accelerated obligations and liabilities shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

        (c)   After default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds from such disposition to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice that Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action.

        (d)   Proceeds from any sale or lease or other disposition shall be applied; first, to all costs of repossession, storage, and disposition including without limitation attorneys', appraisers', and auctioneers' fees; second, to discharge the obligations then in default; third, to discharge any other Indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

        (e)   Debtor agrees to pay all reasonable attorneys' fees and other costs incurred by Secured Party in connection with the enforcement, assertion, defense or preservation of Secured Party's rights and remedies under this Agreement, or if prohibited by law, such lesser sum as may be permitted. Debtor further agrees that such fees and costs shall constitute Indebtedness.

        (f)    Secured Party's rights and remedies under this Agreement or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege.

SECURED PARTY SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR

PAPER SIGNED BY DEBTOR UNLESS SUCH WAIVER IS EXPRESSED IN WRITING AND SIGNED BY SECURED PARTY. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

        (g)   DEBTOR AND SECURED PARTY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT, THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8.     MISCELLANEOUS.

        (a)   This Agreement, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party, with reasonable efforts to give notice to Debtor, and Debtor agrees not to assert against any such assignee, or assignee's assigns, any defense, set-off, recoupment claim or counterclaim which Debtor has or may at any time have against Secured Party for any reason whatsoever. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Secured Party. Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Secured Party or assignee.

        (b)   All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth in this Agreement (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term "business day" shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.

        (c)   Secured Party may correct patent errors and fill in all blanks in this Agreement or in any Collateral Schedule consistent with the agreement of the parties.

        (d)   Time is of the essence of this Agreement. This Agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

        (e)   The loan proposal letter as revised and dated January 28, 2003, this Agreement and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior understandings (whether written, verbal or implied) with respect to such subject matter. THIS AGREEMENT AND ITS COLLATERAL SCHEDULES SHALL NOT BE CHANGED OR TERMINATED ORALLY OR BY COURSE OF CONDUCT, BUT ONLY BY A WRITING SIGNED BY BOTH PARTIES. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation of this Agreement.

        (f)    This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party or its assignee. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated if Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

        (g)   THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT.

        IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an Original, as of the day and year first aforesaid.

SECURED PARTY:			DEBTOR:
General Electric Capital Corporation		Immunicon Corporation
By:	/s/ JOHN EDEL	By:	/s/ JAMES G. MURPHY
Name:	JOHN EDEL	Name:	James G. Murphy
Title:	SVP	Title:	SR VP—CFO

ADDITIONAL COLLATERAL RIDER

Part of Master Security Agreement dated April 15, 2003 (the "Contract") between
GENERAL ELECTRIC CAPITAL CORPORATION (the "Secured Party") and
IMMUNICON CORPORATION (the "Debtor").

        As security for the full and faithful performance by the Debtor of all of the terms and conditions upon the Debtor's part to be performed under the Contract and any other obligation of the Debtor to the Secured Party now or hereafter in existence, the Debtor does hereby grant to the Secured Party a security interest in the property listed below (all hereinafter collectively called the "Additional Collateral"):

        All of Debtor's Personal Property and Fixtures now owned or hereafter acquired and wherever located including but not limited to the following:

          1.     All Machinery, Equipment, Furniture and Fixtures, now owned or hereafter acquired and wherever located, complete with any and all attachments, accessions, additions, replacements, improvements, modifications and substitutions thereto and therefor and all proceeds including insurance proceeds and products thereof and therefrom.

          2.     All Accounts, Accounts Receivable, Contract Rights, Instruments, General Intangibles and Chattel Paper, now owned or hereafter acquired and wherever located, and all proceeds thereof and therefrom.

          3.     All Inventory and any other goods, merchandise or other personal property held by Debtor for sale or lease and all, raw materials, work or goods in process or materials or supplies of every nature used, consumed or to be consumed in Debtor's business, all of the foregoing now owned or hereafter acquired and wherever located, and all proceeds, including insurance proceeds and products of any of the foregoing.

        Notwithstanding the foregoing, the Additional Collateral shall not be deemed to include any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; any patents, trademarks, servicemarks and applications therefore; any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damages by way of any past present and future infringement of any of the foregoing.

        In the event of a default by the Debtor with respect to any of the conditions, terms, covenants and provisions under the Contract or other agreement, Secured Party shall have the rights and remedies of a secured party under the Uniform Commercial Code with respect to the Additional Collateral. The Debtor shall have the same obligations with respect to the Additional Collateral as it has under the Contract with respect to the Collateral financed.

        This Agreement shall run to the benefit of the Secured Party's successors and assigns.

Dated: April 28, 2003

GENERAL ELECTRIC CAPITAL CORPORATION		IMMUNICON CORPORATION
BY:	/s/ JOHN EDEL	BY:	/s/ JAMES G. MURPHY
TITLE:	SVP	TITLE:	SR VP-CFO

State of Pennsylvania
County of Montgomery

CONSENT TO INSTALLATION AND WAIVER

The undersigned depose and say that:

Each has and claims the interest set forth beneath his signature hereto in and to all that tract, piece or parcel of land (the "Premises") commonly known as: 3401 Masons Mill Road, Suite 100, Huntingdon Valley, Montgomery County, Pennsylvania.

and briefly described as follows: Masons Mill Business Park 1, buildings 1 and 2

and as more particularly set forth in                        at page(s)             (Liber and page of recorded deeds, mortgages, and leases);

Said premises are presently occupied by Immunicon Corporation ("Customer"). Customer has entered into a lease, security agreement, chattel mortgage or similar agreement dated April 15, 2003, ("Agreement") with General Electric Capital Corporation ("Interest Holder"), whereby the said Interest Holder shall have the ownership of, first lien on or other paramount rights to the personal property ("Personal Property")as described in attached "Exhibit A" subject only to the Customer's rights as provided in said Agreement.

THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration the receipt of which is hereby acknowledged and in order to induce the Interest Holder to enter into the Agreement to permit the Customer to locate the Personal Property on the Premises and any assignee to purchase and/or to take any assignment of said Agreement, the undersigned do hereby jointly and severally covenant and agree that the Personal Property has been or may be affixed or otherwise installed or kept at, in, or upon the Premises and that said Personal Property is to remain personal property notwithstanding the manner in which it may become or is affixed to or installed at the premises and that the Interest Holder's claim in and to such Personal Property shall remain undiminished and unaffected by such affixation, installation or storage throughout the term of the Agreement and any extension thereof, and until and unless the Interest Holder or any assignee thereof shall formally release or transfer its interests in and to such Personal Property to or in favor of such Customer.

The undersigned further agree that the Interest Holder and any assignee may enter upon the Premises at all reasonable times to inspect and/or remove said Personal Property from the Premises whenever it deems it necessary to do so to protect its interest, and without accountability of any kind to the undersigned for any such entry, removal and retaking.

Each undersigned hereby waives each and every right which he now has in the Personal Property or which he may hereafter acquire under the laws of the State of PA or by virtue of any deed, lease, mortgage or other agreement now in effect or hereafter received by the undersigned to own, levy upon, distrain, seize, restrain or otherwise hold or possess said Personal Property for any reason.

WITNESS our hands and seal this 24th day of April, 2003.

Real Estate Owner/Lessor	Masons Mill Partners, L.P.	Address	c/o Woodmount Co, Suite 1405 1800 By bowy Rd Huntingdon Valley, PA 19006
Signature	/s/ , Managing Member Woodmount Co LLC, General Partner	Phone	215-938-8888
Sworn to before me this 24th day of April 2003.
/s/ Theresa J. Heil Notary Public
Notarial Seal Theresa J. Hail, Notary Public Bryn Athen Boro, Montgomery County My Commission Expires July 20, 2006 Member, Pennsylvania Association of Notaries

COLLATERAL SCHEDULE NO.001

THIS COLLATERAL SCHEDULE NO. 001 is annexed to and made a part of that certain Master Security Agreement dated as of April 15, 2003 between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and Immunicon Corporation as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated April 28, 2003 in the original principal amount of $911,487.10.

Quantity	Manufacturer	Serial Number	Year/Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

and including all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof.

SECURED PARTY:		DEBTOR:
General Electric Capital Corporation		Immunicon Corporation
By:	/s/ JOHN EDEL	By:	/s/ JAMES G. MURPHY
Name:	John Edel	Name:	James G. Murphy
Title:	Senior Vice President	Title:	SR VP-CFO
Date:	4/28/03	Date:	4/24/03

EXHIBIT A, ACCOUNT # 4142113-001

Company Name:	Immunicon Corporation
Equipment Location(s):	3401 Masons Mill Road, Suite 100 Huntingdon Valley, Pennsylvania 19006
Inv. Item	Supplier	Invoice #	Inv Date	Description	QTY	Serial #	Customer's Internal Tag # (if applicable)	Amt. Financed	Vendor Total	Ck #	Xid Chi	Ck Amt	Equip Code	> 90 Days?
1	Astro Instrumentation	IV6062	2/28/2003	Material for Preproduction units			S001255	58,109.45		23920	N	119,944.45	MANF	N
		IV6063	2/28/2003	Engineering autoprep services			S001328	61,235.00	$119,944.45	23920	N	119,944.45	MANF	N
2	CDW	H225706	3/11/2003	CPQ 72 BGB Plug Ultra [ILLEGIBLE] 10K	4	?Q2CJH99P06K	S001382	2,628.00		24071	N	7,033.20	COMP	N
			3/11/2003	CPQ Smart array 552 ctr [ILLEGIBLE]	1			657.00					COMP	N
			3/11/2003	CPQ remote insight lights out ed	1			563.00					COMP	N
			3/11/2003	Freight				40.73	$3,888.??				SOFT	N
3	Coherent Laser Group	122358	2/5/2003	56981 Computers 215M-10	1	11030124941	PO2811	5,325.00		23819	N	5,357.25	MANF	N
			2/5/2003	Freight				32.25	$5,357.15				SOFT	N
4	Coherent Auburn Group	B7948*01	1/22/2003	Sys, [ILLEGIBLE] 2,635N	2		PO2813	1,070.00		23825	N	1,077.12	MANF	N
			1/22/2003	Freight				7.12					SOFT	N
		B7949*00	1/28/2003	Sys, violet ocm	12		PO2812	47,520.00		23713	N	47,711.20	MANF	N
			1/28/2003	Freight				261.20	$48,838.32				SOFT	N
5	Combustion Research & Flow	C135/009	2/18/2003	Consulting Fluid Dynamics and Magnet Inter.			S0616	1,400.00	$1,400.00	23943	N	1,400.00	MANF	N
6	Crescent Industries, Inc.	909268	2/3/2003	IMM-0261 15ml vi[ILLEGIBLE] [autoprep e model]	2?07	L90002141	S001280	1,075.49		2372?	N	7,432.56	MANF	N
			2/3/2003	IMM-0262 15ml Cap [autoprep e model]	2500	L90002142	S001280	667.75					MANF	N
		909402	2/24/2003	MOLD-9999C5 Toolshop Service Billing	0.5		S001050	5,800.00		23948	N	57,735.00	MANF	N
		909404	2/24/2003	MOLD-9999C5 Toolshop Service Billing	1		S001187	1,380.00		23948	N	57,735.00	MANF	N
			2/24/2003	MOLD-Sampling	1		S001187	475.00					MANF	N
		909462	2/27/2003	MOLD-9999C5 Toolshop Service Billing	0.5		PO1356	18,425.00		23948	N	57,735.00	MANF	N
		909463	2/27/2003	MOLD-9999C5 Toolshop Service Billing	0.5		PO1356	18,425.00		23948	N	57,735.00	MANF	N
		909464	2/27/2003	MOLD-9999C5 Toolshop Service Billing	0.5		PO1356	6,615.00		23948	N	57,735.00	MANF	N
		909465	2/27/2003	MOLD-9999C5 Toolshop Service Billing	0.5		PO1356	6,615.00	$59,432.24	23948	N	57,735.00	MANF	N
7	Electronic Display Applications, Inc.	OB465	2/11/2003	Material for PC boards			S001292	2,103.16		23235	N	2,103.16	MANF	N
		OB473	3/4/2003	Material for PC boards			S001292	780.00		23964	N	7,890.00	MANF	N
		OB474	3/4/2003	Engineering support for celltracks electrical dev.			S001292	7,110.00	$9,993.16	23964	N	7,890.00	MANF	N
8	[ILLEGIBLE] Corporation	454053	3/6/2003	Photosensor Module with PMT	4		PO2965	3,9?2.00		24102	N	3,969.60	MANF	N
			3/6/2003	Handling and Shipping				17.60	$3,949.60				SOFT	N
9	[Design & Delivery	002	1/13/2003	Develop service manuals for celltrack & autoprep			S001168	5,102.50		23?50	N	23,822.50	MANF	N
		005	2/24/2003	Develop service manuals for celltrack & autoprep			S001168	8,90?.00		23?50	N	23,822.50	MANF	N
		006	3/13/2003	Develop service manuals for celltrack & autoprep			S001168	5,24?.75		239?2	N	?,2??.75	MANF	N
		007	3/24/2003	Develop service manuals for celltrack & autoprep			S001168	10,643.75	$29,900.00	24107	N	10,643.75	MANF	N
10	IBM	3180602	2/17/2003	Mpro intel pentium 4 3.06GHZ	1	78A9251	PO3163	1,??0.00		23940	N	48,842.00	MANF	N
			2/17/2003	512MB PC2100 CL2.5ECC	24			10,776.00					MANF	N
			2/17/2003	IBM 48X 24X 48X MAX CD-RW	7			560.00					MANF	N
			2/17/2003	120GB 7200 RPM ATA Eide HDD	12			3,12?.00					MANF	N
			2/17/2003	Freight				914.00					SOFT	N
		3181717	2/18/2003	Mpro intel pentium 4 3.06GHZ	1	78A9267	PO3163	1,?40.00		23980	N	48,842.00	MANF	N
		3183995	2/18/2003	T160 1? INL CD 1?.IV BLK	12	66L624?	PO3163	10,572.00		23980	N	48,842.00	MANF	N
			2/18/2003	IM 48? 24X 48X MAX CD-RW	5			400.00					MANF	N
		31855?7	2/19/2003	Mpro intel pentium 4 3.06GHZ	5	78A924?	PO3163	9,200.00		23980	N	48,842.00	MANF	N
		3185652	2/19/2003	Mpro intel pentium 4 3.06GHZ	3	78A92?3	PO3163	5,520.00		23980	N	48,842.00	MANF	N
		3186745	2/20/2003	Mpro intel pentium 4 3.06GHZ	1	78A9266	PO3163	1,840.00		23980	N	48,842.00	MANF	N
		3186935	2/20/2003	Mpro intel pentium 4 3.06GHZ	1	78A9262	PO3163	1,840.00		23980	N	48,842.00	MANF	N
		3199294	2/26/2003	Optical scrollpoint	12		PO3163	51?.00	$4?,841.00	23980	N	48,842.00	MANF	N
11	Integrated Power Designs, Inc.	57039	2/12/2003	CB-225-4102	12	1008-1019	PO2843	2,894.40		23452	N	3,026.95	MANF	N
			2/12/2003	OPT, CB-225, Cover	12			120.00					MANF	N
			2/12/2003	Freight				12.55	$3,026.95				SOFT	N
12	Isotech, Inc.	4895	2/13/2003	Crossed Roller Slide Assembly	8		SOO1312	1,159.20		23?55	N	1,159.20	MANF	N

		4909	2/19/2003	Crossed Roller Slide Assembly	9		SOO1312	1,304.10			23986	N	1,?11.60	MANF
			2/19/2003	Freight				7.50		$2,470.60				SOFT
13	[ILLEGIBLE] & Associates	486R	2/26/2003	Architectural engineering services			S001203	12,954.45		$12,954.45	23754	N	12,954.45	SOFT	N
15	Barth Computer Tech	22003	3/17/2003	Panel PC				1,290.00			23917	N	23,593.16	LAB	N
			3/17/2003	Freight				117.00		$1,4??.00				SOFT	N
19	Molecular Devices	260234	3/12/2003	[ILLEGIBLE], Gemini XS	1	XSO3018	PO3349	28,500.00			24135	N	36,400.00	LAB	N
			3/12/2003	Enterprise administrator	1	100133-SN11S1		4,000.00						LAB	N
			3/12/2003	Softmax Pro 4.3.1 Enterprise	1	L70104-DAZF		400.00						LAB	N
			3/12/2003	Softmax Pro 4.3 Validation	1			500.00						LAB	N
			3/12/2003	Performance Cert	1			3,000.00		$36,400.00				LAB	N
20	NSK Precision America, Inc.	R31971	3/7/2003	MCM03015P02K	6		PO1154	5904.00			2413?	N	?,?14.0?	MANF	N
			3/7/2003	Freight				5.51						SOFT	N
		T?4?76	3/11/2003	MC-BK03-231-31	3		PO1154	420.00			2413?	N	7,314.03	MANF	N
			3/13/2003	MC-BK03-231-31	7		PO1154	980.00						MANF	N
			3/13/2003	Freight				4.52		$7,314.03				SOFT	N
21	NuLab Furniture Corp.	2761	3/27/2003	Furnish and install casework			SOO1199	22,150.00		$22,150.00	1980?	N	22,150.00	OFC	N
22	Prism	6165	3/12/2003	Solidworks 2003-Software	1		SOO1384	3,995.00			24137	N	6,737.20	SOFT	N
			3/12/2003	Solidworks annual subscription	1			?63.33						SOFT	N
			3/12/2003	Freight				19.9?		$4,?7?.??				SOFT	N
23	Spherotech	U-02041	2/10/2003	Fluorescent Magnetic Particles	1	20403	SOO1259	800.00			???94	N	1,62?.00	MANF	N
			2/10/2003	Fluorescent UV Particles	1	20603		?00.00						MANF	N
			2/10/2003	Freight				2?.00	$	?,615.00				SOFT	N
24	Thorlabs	419069	1/31/2003	Kinematic mirror [ILLEGIBLE] for 1 inch optics	122		PO3056	5,160.60			23?89	N	5,191.60	MANF	N
			1/31/2003	Freight				31.00		$5,191.60				SOFT	N
25	Turner Construction Company	30214	2/14/2003	Building 1 and 2 Renovations				252,161.31			2390?	N	252,461.31	SOFT	N
		30311	3/11/2003	Building 1 and 2 Renovations				220,667.12		$473,?2?.4?	241?4	N	220,667.12	SOFT	N
26	Watson Marlow	77621	1/29/2003	JO4U/R MK2 Auto Pump	1		PO29?5	3,085.00			23796	N	5,10?.73	LAB	N
			1/29/2003	Freight				23.73		$5,10?.73				SOFT	N
27	Zemax Development Corporation	31965	2/11/2003	Zemax optical design software	1	16120	SOO1302	3,500.00			19766	Y	3,800.00	MANF	N
			2/11/2003	Database of 500 optical designs	1			300.00		$3,800.00				MANF	N

						FUNDING TOTAL		911,487.10		$911,487.10

Equipment Code List

LAB = Lab Equipment
COMP = Computer Hardware
OFC = Furniture, Telephone, Fax, Etc.
SOFT = Computer Software, Tooling/Molds,
Tax, Freight, Extended Warranties, Service Contracts, Etc.
MANF = Manufacturing of Prototype instrument Platforms.

Equip. Code	Total (Cat.)	% of Total
LAB	$42,775.00	4.69%
COMP	$3,848.00	0.42%
OFC	$22,150.00	2.43%
SOFT	$492,860.95	54.07%
MANF	$349,835.15	38.38%

Total	$911,487.10	100.00%

Equipment Concentration Rider

Immunicon Corporation ("Customer"), on or before March 31, 2004, shall cause the composition and mix of Equipment financed after April 15, 2003 under the Master Security Agreement dated as of April 15, 2003 between Customer and General Electric Capital Corporation to conform to and meet the following concentration requirements (hereinafter "Concentration Requirements") for each class of Equipment (hereinafter "Equipment Class") as identified and set forth below. Customer herein represents and warrants that it shall maintain each such Equipment Class and its respective Concentration Requirement from and after such above referenced date and continuing thereafter to the end of the term:

Equipment Class	Concentration Requirement Based on Initial $3MM Draw
Laboratory & scientific equipment:	Minimum of 25%
Manufacturing of Prototype Instrument Platforms:	Maximum 42%
Computers, networking equipment, & similar:	Maximum of 3%
Soft costs (leaseholds, software, & similar):	Maximum of 30%
Accepted and Agreed:
Immunicon Corporation
By:	/s/ JAMES G. MURPHY
Title:	SR VP-CFO
Date:	4/28/03

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MASTER SECURITY AGREEMENT dated as of April 15, 2003 ("Agreement")